Exhibit 10.3

When Recorded, Return To:

W. Brian Hulse, Esq.

SNELL & WILMER, L.L.P.

Gateway Tower West

15 West South Temple, Suite 1200

Salt Lake City, Utah 84101

CONSENT AND SUBORDINATION TO AMENDED AND RESTATED DECLARATION

A.                                   WELLS FARGO FOOTHILL, INC., a California corporation, formerly known as FOOTHILL CAPITAL CORPORATION (“Foothill”), is the “Beneficiary” under that certain Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, executed December 14, 2000, and recorded on December 20, 2000, as Entry No. 7784142, in Book 8409, at Page 3891, of the real property records of Salt Lake County, Utah, as amended and/or modified of record (“Deed of Trust”) with respect to the real property described in Exhibit A thereto, as amended and/or modified of record (“Property”) and as more particularly described on Exhibit A attached hereto.

B.                                     Foothill is the “Assignee” under that certain Absolute Assignment of Sub-Leases and Rents, executed December 14, 2000, and recorded December 20, 2000, as Entry No. 7784145, in Book 8409 at Page 3943, of the real property records of Salt Lake County, Utah, as amended and/or modified of record (“Assignment”) with respect to the leasehold interests described in Exhibit A thereto.

C.                                     EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah Corporation (“E&S”), is the “Trustor” under the Deed of Trust and the “Assignor” under the Assignment.

D.                                    Pursuant to that certain Purchase and Sale Agreement, dated April 7, 2004, between E&S and WOODBURY CORPORATION, a Utah corporation, and with the consent and approval of Foothill, E&S has sold its right, title and interest in all improvements on certain real property located at 650 Komas Drive, Salt Lake City, Utah, which property is more particularly described on Exhibit B attached hereto, and has assigned its right, title, interest and obligations in that certain Lease Agreement between THE UNIVERSITY OF UTAH, a body politic and corporate of the State of Utah (the “University”), and the predecessor-in-interest of E&S, Black Hawk Investment Company, a general partnership, entered into a Lease Agreement, dated September 5, 1980, as amended by each of (i) that First Amendment to Lease Agreement, dated June 7, 1982, (ii) that Second Amendment to Lease Agreement, dated September 28, 1982, (iii) that Third Addendum to Lease Agreement, dated April 9, 1987, and (iv) that Fourth Addendum to Lease Agreement, dated December 31, 1990 to Komas L.L.C., a Utah limited liability company.  Such sale and assignment transaction is sometimes referred to herein as the “Sale Transaction”.

H.                                    As part of the Sale Transaction, E&S will record concurrently herewith an Amended and Restated Declaration of Easements (“Amendment”), which will amend and restate in its entirety the Declaration of Easements recorded as Entry No. 8474711, in Book 8711, at Page 873 of the official records of the Salt Lake County Recorder’s office, as amended by that certain Amendment to Declaration of Easements, dated May 30, 2003, and recorded June 3, 2003 as Entry No. 8674109, in Book 8810, at Page 3983 of the official records of the Salt Lake County Recorder’s office.

Foothill does hereby consent to and approve the Amendment and agrees to subordinate the lien of the Deed of Trust and the Assignment to such Amendment.  Such subordination is solely intended to ensure survival of the Amendment after any foreclosure of the Deed of Trust, or any exercise of rights under the Assignment.  This Consent shall not be construed as a release of the collateral secured by the Deed of Trust or the Assignment or a subordination of the Deed of Trust or the Assignment as to any other subsequent recorded interest in the Property other than the Amendment.

Dated this 24 day of June, 2004.

WELLS FARGO FOOTHILL, INC., f/k/a
Foothill Capital Corporation a California corporation

By:	(Signed) Larissa Mergerdichian
Larissa Mergerdichian

STATE OF CALIFORNIA	)
: ss.
COUNTY OF LOS ANGELES	)

On June 24, 2004, before me Rochelle M. Lyon, Notary Public, personally appeared Larissa Mergerdichian, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal

(Signed) Rochelle M. Lyon
Notary Public

[Seal]

EXHIBIT A

Property Legal Description

That certain real property located in Salt Lake County, Utah, and more particularly described as follows:

PROPERTY

560 Arapeen

BEGINNING at a point on the Westerly line of Arapeen Drive, said point being North 2324.780 feet and West 686.110 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48’24” West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1South, Range 1 East, Salt Lake Base and Meridian, and running thence South 41°00’00” West 212.00 feet; thence North 49°00’00” West 90.00 feet; thence South 41°00’00” West 340.00 feet; thence South 49°00’00” East 260.00 feet; thence North 41°00’00” East 336.00 feet; thence North 49°00’00” West 17.00 feet; thence North 41°00’00” East 6.00 feet; thence North 49°00’00” West 53.00 feet; thence North 41°00’00” East 210.00 feet to the Westerly line of Arapeen Drive; thence North 49°00’00” West 100.00 feet along said Westerly line to the point of beginning.

Contains 109,642 sq. ft. or 2.5170 acres.

BEGINNING at a point on the Westerly line of Komas Drive, said point being North1626.262 feet and West 815.400 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48’24” West 3622.62 feet and East 97.00 and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence North 49°00’00” West 450.692 feet; thence South 41°00’00” West 70.00 feet; thence North 49°00’00” West 220.932 feet to a point on the arc of a 692.200 foot radius curve whose center bears South 62°28’51” East; thence Southwesterly 42.964 feet along the arc of said curve to the left through a central angle of 03°33’23”; thence South 49°00’00” East 660.319 feet; thence North 41°00’00” East 111.443 feet to the point of beginning.

EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE BOUNDS OF KOMAS DRIVE, THE DEDICATION PLAT OF WHICH IS FILED IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER.

Contains 59,158 sq. ft. or 1.3581 acres.

Part of 16:03:300:001:2007 / 6007 and 16-03-300-001-6007

650 Komas Drive

BEGINNING at a point on the Westerly line of Komas Drive, said point being North 1626.262 feet and West 815.400 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48’24” West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence South 49°00’00” East 551.954 feet; thence South 41°00’00” West 31.741 feet; thence South 60°00’00” West 601.002 feet; thence North 49°00’00” West 326.287 feet; thence North 41°00’00” East 488.553 feet; thence North 49°00’00” West 30.00 feet; thence North 41°00’00” East 111.443 feet to the point of beginning.

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600 Komas Drive

BEGINNING at a point which is North 1626.262 feet and West 815.400 feet and South 41°00’00” West 111.443 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48’24” West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence North 49°00’00” West 660.319 feet to a point on the arc of a 692.200 foot radius curve whose center bears South 66°02’ 14” East; thence Northeasterly 114.196 feet along the arc of said curve to the right through a central angle of 09°27’08”; thence North 49°00’00” West 6.001 feet; thence South 41°00’00” West 525.082 feet; thence South 12°21’26” East 320.000 feet; thence North 82°47’ 10” East 208.879 feet to a point on the arc of a 608.887 foot radius curve whose center bears North 82°02’11” East; thence Southeasterly 360.905 feet along the arc of said curve to the left through a central angle of 33°57’39”; thence North 41°00’00” East 593.845 feet; thence North 49°00’00” West 30.000 feet to the point of beginning.

EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE BOUNDS OF WAKARA WAY AND/OR KOMAS DRIVE, THE DEDICATION PLATS OF WHICH ARE FILED IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER

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770 Komas Drive

BEGINNING at a point which is North 22°00’00” West 179.00 feet from a point on the North line of Sunnyside Avenue, said point being South 89°59’50” West 761.997 feet and North 00°00’10” West 58.200 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48’24” West 3622.620 feet and East 97.000 feet and South 58.200, feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence South 61°09’35” West 166.781 feet; thence North 52°49’31” West 103.650 feet; thence North 12°49’54” West 461.520 feet; thence North 43°19’53” West 315.935 feet; thence North 44°00’00” East 123.669 feet along the radial line to a point of a curve; thence Southeasterly along the arc of the 212.4714 foot radius curve to the left, arc length = 274.416 feet, chord length = 255.737 feet (chord bearing = South 83°00’00” East), tangent length = 160.109 feet, central angle = 74°00’00”; thence along the radial line South 30°00’00” East 20.500 feet to the point of tangency; thence North 60°00’00” East 71.108 feet; thence South 49°00’00” East 33.554 feet; thence South 60°00’00” West 11.730 feet; thence South 22°00’00” East 550.000 feet; thence South 23°00’00” West 217.000 feet to the point of BEGINNING.

Together with a 26 foot access easement to Komas Drive.

16:10:126:001:2001 / 6001

630 Komas Drive

BEGINNING at a point which is North 886.114 feet and West 1377.035 feet from a Salt Lake City Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument being South 65°48’24” West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence North 43°19’53” West 245.767 feet; thence North 12°21’26” West 312.856 feet; thence North 82°47’10” East 208.879 feet to a point on the arc of a 608.887 foot radius curve, the center of which bears North 82°02’ 11” East; thence Southeasterly along said curve to the left through a central angle of 33°57’39”, a distance of 360.905 feet; thence North 40°58’00” East 105.291 feet; thence South 49°00’00” East 292.731 feet; thence South 60°00’00” West 71.105 feet; thence North 30°00’00” West 20.50 feet to a point on the arc of a 212.471 foot radius curve, the center of which bears North 30°00’00” West; thence Southwesterly along said curve to the right through a central angle of 74°00’00”, a distance of 274.416 feet; thence South 44°00’00” West 123.669 feet to the point of beginning.

Together with a 26 foot wide access easement to Komas Drive.

16:03:300: 001

EXHIBIT B

Property Legal Description

That certain real property located in Salt Lake County, Utah, and more particularly described as follows:

BEGINNING at a point on the Westerly line of Komas Drive, said point being North 1626.262 feet and West 815.400 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48’24” West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence South 49°00’00” East 551.954 feet; thence South 41°00’00” West 31.741 feet; thence South 60°00’00” West 601.002 feet; thence North 49°00’00” West 326.287 feet; thence North 41°00’00” East 488.553 feet; thence North 49°00’00” West 30.00 feet; thence North 41°00’00” East 111.443 feet to the point of beginning.

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